UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________
FORM 8-K/A
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2015

_______________________
UNIVEST CORPORATION OF PENNSYLVANIA
(Exact name of registrant as specified in its charter)

_______________________

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
14 North Main Street, Souderton, Pennsylvania 18964
(Address of principal executive office)(Zip Code)
Registrant’s telephone number, including area code (215) 721-2400
Not applicable
(Former name or former address, if changed since last report)

 _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01	Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Current Report on Form 8-K filed by Univest Corporation of Pennsylvania (the "Corporation" or "Univest"), parent company of Univest Bank and Trust Co. (the "Bank"), on January 2, 2015, to provide the unaudited and audited financial statements of Valley Green Bank required by parts (a) and (b) of Item 9.01 of Form 8-K pursuant to Rule 3-05(b) of Regulation S-X. Such financial statements are required as a result of the completion of the merger of Valley Green Bank with and into the Bank on January 1, 2015, pursuant to the Agreement and Plan of Merger, dated June 17, 2014.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited balance sheet of Valley Green Bank as of September 30, 2014 and the unaudited statements of income, comprehensive income, stockholders' equity and cash flows of Valley Green Bank for the nine months ended September 30, 2014 and September 30, 2013, and the notes related thereto are attached as Exhibit 99.1 and incorporated herein by reference.

The audited balance sheet of Valley Green Bank as of December 31, 2013 and the audited statements of income, comprehensive income, stockholders' equity and cash flows of Valley Green Bank for the year ended December 31, 2013, and the notes related thereto are incorporated by reference to Part I, pages 93 to 152 of Amendment No. 1 to the Corporation's Registration Statement on Form S-4 (File No. 333-198280, the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on October 15, 2014.

(b) Pro forma financial information.

Univest Corporation of Pennsylvania and Valley Green Bank unaudited pro forma condensed combined balance sheet as of September 30, 2014 and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2014, and for the year ended December 31, 2013, and the notes related thereto are attached as Exhibit 99.3 and incorporated herein by reference.

(c) Not applicable

(d) Exhibits

Exhibit No.	Description of Document

23.1	Consent of BDO USA, LLP.
23.2	Consent of Baker Tilly Virchow Krause, LLP.
99.1
The unaudited balance sheet of Valley Green Bank as of September 30, 2014 and the unaudited statements of income, comprehensive income, stockholders' equity and cash flows of Valley Green Bank for the nine months ended September 30, 2014 and September 30, 2013, and the notes related thereto.

99.2
The audited balance sheet of Valley Green Bank as of December 31, 2013 and the audited statements of income, comprehensive income, stockholders' equity and cash flows of Valley Green Bank for the year ended December 31, 2013, and the notes related thereto (incorporated by reference to Part I, pages 93 to 152 of Amendment No. 1 to the Registration Statement).

99.3
Univest Corporation of Pennsylvania and Valley Green Bank unaudited pro forma condensed combined balance sheet as of September 30, 2014 and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2014, and for the year ended December 31, 2013, and the notes related thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Corporation of Pennsylvania

By:	/s/ Michael S. Keim
Name:	Michael S. Keim
Title:	Senior Executive Vice President, Chief Financial Officer
Date: January 7, 2015